UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 16, 2004

ENCORE WIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1410 Millwood Road McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	January 16, 2004 Press Release by Encore Wire Corporation regarding an increase in its line of credit.

Item 9. Regulation FD Disclosure.

     On January 16, 2004, Encore Wire Corporation, a Delaware corporation (the “Company”), issued a press release announcing an amendment to its bank credit agreement to increase the Company’s line of credit from $65 million to $125 million and to add four additional banks to the lending group. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION

Date: January 16, 2004	By:	/s/ FRANK J. BILBAN

Frank J. Bilban, Vice President – Finance, Treasurer and Secretary; Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	January 16, 2004 Press Release by Encore Wire Corporation regarding an increase in its line of credit.